SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential,   Use  of  the   Commission   Only  (as   permitted  by  Rule
     14a-6(e)(2))Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                            Capita Research Group, Inc.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                      N/A
     ----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement if other than the
                                   Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:
         2)     Form, Schedule or Registration Statement No.:
         3)     Filing Party:
         4)     Date Filed:

CAPITA RESEARCH GROUP, INC.
--------------------------------------------------------------------------------


       Notice of Annual Meeting of Stockholders to be held August 3, 2000.

                                 --------------


                                                         Blue Bell, Pennsylvania
                                                         July 3, 2000

To the Holders of Common Stock
of CAPITA RESEARCH GROUP, INC.:

The Annual Meeting of the Stockholders of CAPITA RESEARCH GROUP, INC. will be held at the Double Tree Guest Suites, 640 West Germantown Pike, Plymouth Meeting, PA 19462 on Thursday, August 3, 2000 at 4:30 P.M., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1.   To elect directors of the Company for the ensuing year.

     2. To consider and take action upon a proposal to ratify the Board of Directors' adoption of the Capita Research Group 2000 Stock Option Plan.

     3. To consider and take action upon a proposal to ratify the Board of Directors' selection of Rudolph, Palitz, LLC to serve as the Company's independent auditors for the Company's fiscal year ending December 31, 2000.

     4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on July 3, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Directors,

By: /s/ Millard E. Tydings
--------------------------
        Millard E. Tydings, II Secretary

You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope.

                                 PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about July 3, 2000 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Capita Research Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on August 3, 2000, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 591 Skippack Pike, Suite 300, Blue Bell, Pennsylvania 19422.

Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

At the close of business on July 3, 2000, the record date stated in the accompanying Notice, the Company had 24,251,187 outstanding shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

Directors are elected by plurality vote. Adoption of proposals 2 and 3 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

I. ELECTION OF DIRECTORS

Five directors will be elected at the Annual Meeting of Stockholders to be held on August 3, 2000, each to serve until the 2001 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.


                                                            Shares of Common
                                                        Stock Owned Beneficially
Name and Certain Biographical Information                  as of July 3, 2000       Percent of Class
-----------------------------------------                  ------------------       ----------------

DAVID  HUNTER,  age 46, has been Chairman of the Board     2,994,727                   12.35%
and Chief  Executive  Officer  since  January 1998. He
has  been  with  the  Company  since  1995 as  General
Manager   and   Director.    Mr.   Hunter   has   been
responsible  for designing,  deploying,  financing and
marketing  the  Engagement  (SM) Testing  System since
its inception,  and originated,  negotiated and closed
the Company's  licensing  agreement  with the National
Aeronautics and Space  Administration  ("NASA").  From
1989 to  1995  Mr.  Hunter  was an  independent  money
manager.   From   1981   to   1989   he   was  a  Vice
President  with  Tucker  Anthony  Incorporated,   W.H.
Newbold's  Son & Co. and Piper  Jaffray Inc.  Prior to
that,   Mr.   Hunter  was  an   actuarial   consultant
with  a  major  pension  actuarial  firm.  Mr.  Hunter
graduated from Temple  University  with a B.S.  degree
in  Accounting  in 1980.

RALPH ANGLIN,  age 74,  Director,  has been a Director     2,785,686 (1)               11.49%
of the Company  since  November  1998.  Currently  Mr.
Anglin    is   an   active    consultant    with   PRA
Development and Management  Corporation.  From 1980 to
1985  he was  the  President  of Robb  Cape  Inc.  Mr.
Anglin   is   a   graduate   of   the    Massachusetts
Institute   of   Technology   with  a  B.S.  in  civil
engineering in 1953.

TOMAS  STENSTROM,  age 28,  Executive Vice  President,     800,000                     3.30%
Chief  Technology  Officer,  and  Director,  has  been
associated  with the Company  since August 1997.  From
1992   to   1998   he    owned    and    operated    a
computer-consulting  firm providing  hardware support,
applications  training,  and software  programming and
development.  From  1997 to 1998  he was  employed  by
Prescient Systems as an Oracle Database  Administrator
and a Graphic User  Interface  (GUI)  developer.  From
1994  to  1997  he  worked   for   IntelliPro   as  an
Applications    Engineer    developing     educational
multimedia  software  for both the  desktop PC and the
Internet.   He  received  a  B.S.  in   Mechanical   -
Aerospace Engineering from Rutgers University in 1994.


                                                            Shares of Common
                                                        Stock Owned Beneficially
Name and Certain Biographical Information                  as of July 3, 2000       Percent of Class
-----------------------------------------                  ------------------       ----------------


ANDREW BECK,  age 52, new addition as a Director.  Mr.     260,000 (2)                 1.07%
Beck is a member  of the  Executive  Committee  of the
international  law  firm  of  Torys,  specializing  in
securities  and  transactional   corporate  law  as  a
partner  in the New York City  office.  Mr.  Beck is a
graduate of Stanford Law School in 1972,  and received
a BA in economics from Carleton College in 1969.

MILLARD    E.     TYDINGS     II,    age    41,    has     100,000                     0.41%
been             a             Director             of
the  Company  since  September   1996.   Currently  an
independent   financial  consultant  and  mergers  and
acquisitions  specialist,  Mr.  Tydings was formerly a
marketing   representative   with  the  United  States
Chamber of Commerce  from 1992 to 1994.  He received a
B.A. from Johns Hopkins University in 1992.

   (1) Included in Mr. Anglin's shareholdings are 76,010 shares owned by his profit-sharing plan and 902,000 shares owned by his personal IRA.
   (2) Shares are held by Torys, a law firm of which Mr. Beck is a partner. Mr. Beck disclaims beneficial ownership of such shares.

During the fiscal year ended December 31, 1999 the Board of Directors of the Company met four times. Each of the persons named in the table above attended at least 75% of the meetings of the Board of Directors, which were held during the time that such person served.

The Board will have a Compensation Committee. The members of the Compensation Committee will be Ralph Anglin, who will serve as Chairman, and Millard Tydings. The Compensation Committee will make recommendations to the full Board as to compensation of senior management and will determine the executives who are to receive options and the number of shares subject to each option. The Compensation Committee will meet not less than once every calendar year.

The Board has an Audit Committee. The members of the Audit Committee are Ralph Anglin, Chairman, and Millard Tydings. The Audit Committee meets at least once per year in advance of the Annual Meeting of Stockholders of the Company with the Company's independent auditors. The Audit Committee acts as a liaison between the Board and the independent auditors and annually recommends to the Board the appointment of the independent auditors. The Audit Committee reviews with the independent auditors the planning and scope of the audits of the financial statements, the results of those audits and the adequacy of the Company's internal accounting controls.

The directors and officers of the Company, other than Messrs. Tydings, Beck, and Anglin, are active in its business on a day-to-day basis. No family relationships  exist  between any of the  directors and officers of the Company.

The Company's Certificate of Incorporation contains a provision, authorized by Nevada law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Nevada corporate law, or obtained an improper personal benefit.

Compensation of Executive Officers

The following table sets forth information for the fiscal years ended December 31, 1999, 1998 and 1997 concerning the compensation paid or awarded to the Chairman and Chief Executive Officer of the Company. No executive officer of the Company received fiscal 1999 salary and bonus compensation which exceeded $100,000. The Company's outside Directors will receive $1,250 per meeting for their services as such and reimbursement for any expenses they may incur in connection with their services as directors.

                           SUMMARY COMPENSATION TABLE

David B. Hunter, Chairman and Chief Executive Officer.


================================================================================
Fiscal Year          Salary             Other Annual        Long term
                                        Compensation        Compensation
                                                            Awards-Options
--------------------------------------------------------------------------------
1999                 $61,731            $0                  0
--------------------------------------------------------------------------------
1998                 $55,385            $0                  0
--------------------------------------------------------------------------------
1997                 $24,000            $0                  0
================================================================================

Option Disclosure

No stock options were granted to or exercised or held by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 1999.

Compliance with Section 16(a) of the
Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) reports applicable to its current officers, directors and greater than ten percent beneficial owners were filed in a timely manner.

Certain Relationships and Related Transactions

In October of 1996, Media Solutions, a predecessor of the Company, entered into a $100,000 bridge loan agreement with Margaret W. Long, one of its shareholders. Under the terms of the agreement, the company utilized borrowed funds to satisfy near term working capital obligations. Management believed that repayment would come both from anticipated system sales and from proceeds of an offering of equity securities to outside investors. This loan was converted by mutual agreement into common stock, including all accrued interest, in July 1999, at the rate of $.25 per share, retiring the loan to Ms. Long in its entirety.

From 1998 to 2000, we issued common stock to Torys, our securities law firm, in lieu of cash for services rendered in the aggregate amount of $97,031 or 260,000 shares of Capita common stock, at conversion prices ranging from $.25 to $.89 per share.

During 1999, we issued 191,340 shares of common stock at $.25 per share to William Hummel, a former Director, as prepaid rent on office space that we lease and office equipment.

In January 1999, we issued 84,000 shares of common stock at $.25 per share to Ralph Anglin, a Director, in return for various office furniture and fixtures at a fair market value of $21,000. In December 1999, Mr. Anglin loaned us $24,167.35 to cover temporary working capital needs. This loan was repaid in January 2000.

In June 1999, we issued 3,350,273 shares of common stock to officers and directors in exchange for notes receivable totaling $837,568.25, at the rate of $.25 per share.

In August  1999,  we issued a bridge  loan note  totaling  $400,000  to James R.
Salim, convertible into our common stock at the rate of $.25 per share, and 300,000 warrants exercisable for the purchase of 300,000 shares of common stock at an exercise price of $.25 per share. In May 2000, the promissory note was converted into 1,600,000 shares of common stock. In June 2000, the same stockholder exercised his 300,000 stock warrants into common stock for an aggregate purchase price of $75,000

In June 2000, we issued to James R. Salim a $600,000 convertible promissory note, convertible into up to 1,000,000 shares of our common stock at a price of $.60 per share, and warrants to purchase up to 1,000,000 shares of our common stock at a price of $.60 per share.

Information Concerning Certain Stockholders

The shareholdings of the persons who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of any class of the outstanding voting securities of the Company as of July 3, 2000, and all directors and executive officers of the Company as a group, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.

================================================================================
                                              Number of
                                                Shares              Current
  Name                                          Owned             Percentage
--------------------------------------------------------------------------------
  David B. Hunter (1)                          2,994,727             12.35%
  591 Skippack Pike, Suite 300
  Blue Bell, PA  19422
--------------------------------------------------------------------------------
  Ralph Anglin  (2) (3)                        2,785,686             11.49%
  111 S. Independence Mall E., Suite 100
  Philadelphia, PA  19106
--------------------------------------------------------------------------------
  SoundShore Holdings Ltd. (5)
  c/o AIG International Management             2,000,250              7.82%
  Company, Inc.
  1281 East Main Street
  Stamford, Connecticut 06902
--------------------------------------------------------------------------------
  James R. Salim (4)                           5,067,000             19.30%
  3510 Turtle Creek Boulevard, #2D
  Dallas, TX  75219
--------------------------------------------------------------------------------
  Michael Kline                                1,295,432              5.34%
  P.O. Box 314
  Sharon, CT 06069
--------------------------------------------------------------------------------
  All Executive Officers and                   7,260,413             29.94%
  Directors as a Group
================================================================================

   (1)    Officer and Director.

   (2)    Director only.

   (3) Included in Mr. Anglin's shareholdings are 76,010 shares owned by his profit-sharing plan and 902,000 shares owned by his personal IRA.

   (4) Included in Mr. Salim's shareholdings are 1,000,000 shares issuable upon the conversion of his convertible promissory note and 1,000,000 shares issuable upon the exercise of his warrants.

   (5) Included in SoundShore Holdings Ltd.'s shareholdings are 1,333,500 shares issuable upon the exercise of its warrants.

II. APPROVAL OF THE CAPITA RESEARCH GROUP 2000 STOCK OPTION PLAN

There will be presented to stockholders at the Meeting a proposal to adopt the Capita Research Group 2000 Stock Option Plan (the "Stock Option Plan"). The following discussion of the material features of the Stock Option Plan is qualified by reference to the text of the Stock Option Plan as proposed to be adopted and as filed as Exhibit A to this Proxy Statement. Under the 2000 Stock Option Plan, options to purchase up to an aggregate of 1,000,000 shares of
Common Stock may be granted. In addition, there are approximately 1,000,000 shares remaining from the 1999 Stock Option Plan. This stock may be granted to key employees of the Company or its subsidiaries, and to officers and directors of the Company.

The Compensation Committee of the Board of Directors will administer the Stock Option Plan and determine the persons who are to receive options and the number of shares of Common Stock to be subject to each option. In selecting individuals for options and determining the terms thereof, the Compensation Committee may consider any factors it deems relevant including present and potential contributions to the success of the Company. Options granted under the Stock Option Plan must be exercised within a period fixed by the Compensation Committee, which may not exceed ten years from the date of the option or, in the case of incentive stock options granted to any holder on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable in whole or in installments, as determined by the Compensation Committee.

Options may not be transferred other than by will or the laws of descent and distribution and during the lifetime of an optionee may be exercised only by the optionee or, if approved by the Compensation Committee, or transferred to immediate family members or charitable organizations. The per share exercise price may not be less than the per share market value of the Common Stock on the date of grant of the option. In the case of incentive stock options granted to any holders on the date of grant of more than ten percent of the total combined voting power of all classes of stock of the Company and its subsidiaries, the exercise price may not be less than 110% of the market value per share of the Common Stock on the date of grant. Unless designated as "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options which are granted under the Stock Option Plan are intended to be "nonstatutory stock options." The exercise price may be paid in cash, shares of Common Stock owned by the optionee, or in a combination of cash and shares.

The Stock Option Plan provides that the maximum number of shares of Common Stock, which may be subject to options granted to any person during any fiscal year of the Company, is 1,000,000 shares.

The Stock Option Plan provides that, in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Compensation Committee may, in its discretion, make adjustments with respect to the number of shares which may be issued under the Stock Option Plan or which are covered by outstanding options, in the exercise price per share, or both. The Compensation Committee may in its discretion provide that, in connection with any merger or consolidation in which the Company is not the surviving corporation or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, outstanding options under the Stock Option Plan will become exercisable in full or in part, notwithstanding any other provision of the Stock Option Plan or of any outstanding options granted thereunder, on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

For federal income tax purposes, an optionee will not recognize any income upon the grant of a non-qualified or incentive stock option. Upon the exercise of a non-qualified option, the optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option. In the case of options granted to executive and other principal officers, directors and greater than 10% stockholders of the Company, income will be recognized upon exercise of a non-qualified option only if the option has been held for at least six months prior to exercise. If such option is exercised within six months after the date of grant, an officer, director or greater than 10% stockholder will recognize income on the date six months after the date of grant, unless he or she files an election under Section 83(b) of the Code to be taxed on the date of exercise.

In contrast, an optionee will not be taxed upon exercise of an incentive stock option and the Company will not be entitled to a deduction from income in respect thereof. If the optionee retains the shares transferred to him upon exercise of an incentive stock option for more than one year after the date of issuance of the stock and two years after the date of grant of the option, any gain or loss realized on a subsequent sale of the shares by the optionee will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares within one year after the date of transfer or two years after the date of grant of the option, the optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the value of the shares on the date of exercise will be treated as capital gain. The spread between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purpose of the alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of the exercise.

The Board believes that the future success of the Company depends upon attracting and retaining the most qualified management and employees, and the Stock Option Plan will assist the Company in attracting and retaining persons of superior ability and inspiring their efforts on behalf of the Company. The Board believes that the adoption of the Stock Option Plan is in the best interests of the Company.

The Board believes that the proposed Stock Option Plan will be advantageous to the Company and its stockholders. The Stock Option Plan has been adopted by the Board, subject to stockholder approval. The Stock Option Plan will not become effective unless approved by the holders of a majority of the shares of Common Stock present and voting thereon at the Meeting (at which a quorum is present); provided that the total votes cast represent more than 50% of the total outstanding shares of Common Stock as of July 3, 2000. The Board recommends that the stockholders vote FOR the adoption of the Stock Option Plan. It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of adoption of the Stock Option Plan unless otherwise instructed therein.

III. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors of the Company has selected Rudolph, Palitz, LLC to serve as independent auditors for the Company for the fiscal year ending December 31, 2000. The Board of Directors considers Rudolph, Palitz, LLC to be eminently qualified.

Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

The Board of Directors recommends that stockholders vote FOR ratification of the selection of Rudolph, Palitz, LLC to examine the financial statements of the Company for the Company's fiscal year ending December 31, 2000. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

A representative of Rudolph, Palitz, LLC will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

IV.  OTHER MATTERS

The Board of Directors of the Company does not know of any other matters, which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

V.   MISCELLANEOUS

If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors and FOR the adoption of the Stock Option Plan and the ratification of the Board of Directors' selection of independent auditors for the Company.

All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope.

Stockholder Proposals
---------------------

The Company must receive stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders of the Company by March 5, 2001 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by May 18, 2001 of an intent to be present at the Company's 2001 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

Annual Report on Form 10-KSB
----------------------------

A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended December 31, 1999, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

Blue Bell, Pennsylvania
July 3, 2000

                                    EXHIBIT A
                           CAPITA RESEARCH GROUP, INC.
                             2000 STOCK OPTION PLAN

1. PURPOSES OF PLAN. The purposes of this Plan, which shall be known as the Capita Research Group, Inc. 2000 Stock Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to CAPITA RESEARCH GROUP, INC., (the "Company") and its subsidiary or parent corporations (within the respective meanings of Sections 424(f) and 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Subsidiary" and "Parent", respectively, and such Parent and each Subsidiary are referred to herein individually as an "Affiliate" and collectively as "Affiliates") by encouraging their ownership of the common stock, $.001 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends and in attracting other such employees, directors, consultants and individuals.

2. ADMINISTRATON. The Plan shall be administered by the Compensation Committee of the Board of Directors or a subcommittee of the Compensation Committee appointed by the Compensation Committee, as hereinafter provided (the committee or subcommittee administering the Plan is hereinafter referred to as the "Committee"). For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including Optionees (as hereinafter defined) and their legal representatives and beneficiaries.

The Committee shall consist of not fewer than two members of the Board of Directors. Unless otherwise determined by the Board of Directors, all members of the Board of Directors who serve on the Committee shall be "Non-Employee Directors" (as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended) and "outside directors" as defined in Treasury Regulation ss.1.162-27(e)(3). The Compensation Committee shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.

3. STOCK AVAILABLE FOR OPTIONS. There shall be available for options under the Plan a total of 1,000,000 shares of Stock, subject to any adjustments, which may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized or unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options, which have terminated or expired prior to exercise, shall be available for further options hereunder. The maximum number of options, which may be granted to any person under the Plan during any fiscal year of the Company, shall not exceed 1,000,000 shares.

4. ELIGIBILITY. Options under the Plan may be granted to key employees of the Company or any Affiliate, including officers or directors of the Company or any Affiliate, and to consultants and other individuals providing services to the Company or any Affiliate (each such grantee, an "Optionee"). Options may be granted to eligible individuals whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting individuals for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the individual's present and potential contributions to the success of the Company and its Affiliates. Service as an employee, director, officer or consultant of or to the Company or any Affiliate shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of this Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Affiliate.

5. TERMS AND CONDITIONS OF OPTIONS. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:

         (a) Option Price. The price at which each share of Stock covered by an option granted under the Plan may be purchased shall not be less than the Market Value (as defined in Section 5(c) hereof) per share of Stock on the date of grant of the option. The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

         (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant, or in the case of any option intended to be an incentive stock option granted to an individual owning, on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company of any Parent or Subsidiary, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

         (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefore; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock owned by the Optionee having an aggregate Market Value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of the Plan, the Market Value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the last sale price reported on the NASDAQ SmallCap Market on such date, or the average of the closing high bid and low asked prices in the over-the-counter market on such date, whichever is applicable, or if there are no such prices reported on NASDAQ or in the over-the-counter market on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him.

         (d) Effect of Termination of Employment. An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Affiliate, except in the following circumstances:

                  (i) If the Optionee's employment is terminated by action of the Company or an Affiliate, or by reason of disability or retirement under any retirement plan maintained by the Company of any Affiliate, the option may be exercised by the Optionee within three months after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;

                 (ii) In the event of the death of the Optionee during the three month period after termination of employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death; and

                (iii) In the event of the death of the Optionee while employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by
         Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.

In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to terminate his employment at any time.

         (e) Limitation on Transferability of Options. Except as provided in the
Section 5(e), during the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him and no option shall be transferable other than by will or the laws of descent and distribution. The Committee may, in its discretion, provide that during the lifetime of an Optionee, options held by such Optionee may be transferred to or for the benefit of a member of his immediate family or to a charitable organization exempt from income tax under
Section 501(c)(3) of the Code. For purposes hereof, the term " immediate family" of an Optionee shall mean such Optionee's spouse and children (both natural and adoptive), and the direct lineal descendants of his children.

         (f) Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share, or both, and, in the case of a merger, consolidation or other transaction pursuant to which the Company is not the surviving corporation or pursuant to which the holders of outstanding Stock shall receive in exchange therefore shares of capital stock of the surviving corporation or another corporation, the Committee may require an Optionee to exchange options granted under the Plan for options issued by the surviving corporation or such other corporation.

         (g) Acceleration of Exercisability of Options Upon Occurrence of Certain Events. The Committee may, in its discretion provide in the case of any option granted under the Plan that, in connection with any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale of transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, such option shall become exercisable in full or part, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause
(i) or (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b) and 5(d).

         (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

         (i) Other Terms and  Conditions.   The  Committee may impose such other
terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

6. Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" within the meaning of Section 422 of the Code; provided, however, that (a) the aggregate Market Value of the Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code;(b) if the Optionee owns on the date of grant securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or of any Affiliate, the price per share shall not be less than 110% of the Market Value per share on the date of grant and (c) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

7. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted hereunder after December 31, 2009; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan or any outstanding options. No termination or amendment of the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

8. Stockholder Approval of Plan. The establishment of the Plan shall be subject to approval by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose or by a method and in a degree that would be treated as adequate under the applicable law of the Company's state of incorporation, and no option granted hereunder shall be exercisable prior to such approval.

9. Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option, that the Optionee (or any beneficiary, transferee or person entitled to act under Sections 5(d) or 5(e) hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.

10. Issuance of Certificates; Legends. The Company may endorse such legend or legends upon the certificates for shares of Stock issued upon the exercise of an option granted hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as, in its absolute discretion, it determines to be necessary or appropriate.

11. Other Actions. Nothing contained in this Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

Dated:  July 3, 2000

                           CAPITA RESEARCH GROUP, INC.

               PROXY-Annual Meeting of Stockholders-August 3, 2000

            The undersigned, a stockholder of CAPITA RESEARCH GROUP, INC., does hereby appoint DAVID B. HUNTER and TOMAS STENSTROM, or either of them, his proxies, with full power of substitution or resubstitution, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, August 3, 2000, at 4:30 P.M., local time, or at any adjournment thereof, upon such matters as may properly come before the meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

1. Election of Directors,              [ ]             WITHHOLD AUTHORITY    [ ]
   FOR all nominees listed below                       to vote for all nominees
   (except as noted to the contrary below)             listed below

            David B. Hunter, Tomas Stenstrom, Millard E. Tydings II,
                           Ralph Anglin, Andrew Beck

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

                    -----------------------------------------

2. Approval of adoption of the Company's 2000 Stock Option Plan

                         FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

3. Ratification of appointment of Rudolph Palitz LLC as independent auditors for the fiscal year ending December 31, 2000.

                         FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

   The Board of Directors favors a vote "FOR" each item.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.

                                  Dated:                                 , 2000
                                         --------------------------------

                                                                        (L.S.)
                                  --------------------------------------

                                                                        (L.S.)
                                  --------------------------------------
                                  Stockholder(s) sign here

                                  PLEASE MARK, SIGN, DATE AND RETURN
                                  THIS PROXY CARD PROMPTLY USING THE
                                  ENCLOSED ENVELOPE.